Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2020				2019						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
Sales	$12,057	$10,872	$12,551	$35,479	$10,816	$11,760	$12,397	$34,972	$11,868	$46,840	1%	1%
Costs, Expenses and Other
Cost of sales	3,312	3,159	3,481	9,952	3,052	3,401	3,990	10,443	3,669	14,112	-13%	-5%
Selling, general and administrative	2,555	2,378	2,450	7,383	2,425	2,712	2,589	7,726	2,888	10,615	-5%	-4%
Research and development	2,209	2,123	3,390	7,721	1,931	2,189	3,204	7,324	2,548	9,872	6%	5%
Restructuring costs	72	83	114	269	153	59	232	444	194	638	-51%	-39%
Other (income) expense, net	71	(390)	(312)	(630)	188	140	35	362	(223)	139	*	*
Income Before Taxes	3,838	3,519	3,428	10,784	3,067	3,259	2,347	8,673	2,792	11,464	46%	24%
Taxes on Income	619	509	483	1,611	205	615	440	1,259	428	1,687
Net Income	3,219	3,010	2,945	9,173	2,862	2,644	1,907	7,414	2,364	9,777	54%	24%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	-	8	4	12	(53)	(26)	6	(73)	7	(66)
Net Income Attributable to Merck & Co., Inc.	$3,219	$3,002	$2,941	$9,161	$2,915	$2,670	$1,901	$7,487	$2,357	$9,843	55%	22%
Earnings per Common Share Assuming Dilution	$1.26	$1.18	$1.16	$3.61	$1.12	$1.03	$0.74	$2.89	$0.92	$3.81	57%	25%

Average Shares Outstanding Assuming Dilution	2,547	2,536	2,538	2,541	2,603	2,588	2,572	2,587	2,559	2,580
Tax Rate	16.1%	14.5%	14.1%	14.9%	6.7%	18.9%	18.7%	14.5%	15.3%	14.7%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2019

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (4)	Adjustment Subtotal	Non-GAAP
Cost of sales	$3,990	941		62			1,003	$2,987
Selling, general and administrative	2,589	22		1			23	2,566
Research and development	3,204	6		1		982	989	2,215
Restructuring costs	232			232			232	-
Other (income) expense, net	35	6					6	29
Income Before Taxes	2,347	(975)		(296)		(982)	(2,253)	4,600
Income Tax Provision (Benefit)	440	(231	)(3)	(50	)(3)	-	(281)	721
Net Income	1,907	(744)		(246)		(982)	(1,972)	3,879
Net Income Attributable to Merck & Co., Inc.	1,901	(744)		(246)		(982)	(1,972)	3,873
Earnings per Common Share Assuming Dilution	$0.74	(0.29)		(0.10)		(0.38)	(0.77)	$1.51

Tax Rate	18.7%							15.7%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales primarily reflects $320 million of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as $612 million of intangible asset impairment charges related to SIVEXTRO.  Amount included in selling, general and administrative expenses primarily reflects integration, transaction and certain other costs related to business acquisitions and divestitures.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Amount included in research and development represents the charge related to the acquisition of Peloton Therapeutics, Inc.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2019

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (4)		Adjustment Subtotal	Non-GAAP
Cost of sales	$10,443	1,801		161				1,962	$8,481
Selling, general and administrative	7,726	82		33				115	7,611
Research and development	7,324	(21)		4		982		965	6,359
Restructuring costs	444			444				444	-
Other (income) expense, net	362	321				48		369	(7)
Income Before Taxes	8,673	(2,183)		(642)		(1,030)		(3,855)	12,528
Income Tax Provision (Benefit)	1,259	(438	)(3)	(106	)(3)	(304	)(5)	(848)	2,107
Net Income	7,414	(1,745)		(536)		(726)		(3,007)	10,421
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(73)	(89)						(89)	16
Net Income Attributable to Merck & Co., Inc.	7,487	(1,656)		(536)		(726)		(2,918)	10,405
Earnings per Common Share Assuming Dilution	$2.89	(0.64)		(0.21)		(0.28)		(1.13)	$4.02

Tax Rate	14.5%								16.8%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales primarily reflects $1.1 billion of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as $693 million of intangible asset impairment charges, including $612 million related to SIVEXTRO.  Amount included in selling, general and administrative expenses primarily reflects integration, transaction and certain other costs related to business acquisitions and divestitures, including costs related to the acquisition of Antelliq Corporation.  Amount included in research and development expenses primarily reflects a reduction in expenses related to a decrease in the estimated fair value measurement of liabilities for contingent consideration.  Amount included in other (income) expense, net primarily reflects goodwill and intangible asset impairment charges related to certain businesses in the Healthcare Services segment and expenses related to an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Amount included in research and development represents the charge related to the acquisition of Peloton Therapeutics, Inc.

(5) Primarily reflects a $360 million net tax benefit related to the settlement of certain federal income tax matters and a $67 million tax charge related to the finalization of treasury regulations associated with the 2017 enactment of U.S. tax legislation.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2020

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	3Q 2020	3Q 2019	% Change	3Q 2020	3Q 2019	% Change	3Q 2020	3Q 2019	% Change
TOTAL SALES (1)	$12,551	$12,397	1	$5,625	$5,573	1	$6,926	$6,824	1
PHARMACEUTICAL	11,320	11,095	2	5,218	5,180	1	6,102	5,914	3
Oncology
Keytruda	3,715	3,070	21	2,157	1,743	24	1,559	1,327	17
Alliance Revenue - Lynparza (2)	196	123	59	107	71	52	89	53	70
Alliance Revenue - Lenvima (2)	142	109	30	82	65	26	60	44	36
Emend	39	98	-60	8	42	-82	31	56	-44
Vaccines (3)
Gardasil / Gardasil 9	1,187	1,320	-10	579	761	-24	608	558	9
ProQuad / M-M-R II / Varivax	576	623	-8	437	482	-9	139	141	-2
Pneumovax 23	375	237	58	276	179	54	99	58	72
RotaTeq	210	180	16	114	102	11	96	78	23
Vaqta	51	62	-18	32	36	-11	19	26	-26
Hospital Acute Care
Bridion	320	284	13	162	133	22	157	151	4
Noxafil	79	177	-55	13	77	-83	66	100	-34
Prevymis	77	45	72	32	22	42	46	23	101
Primaxin	74	77	-4	1	2	-34	73	75	-3
Invanz	51	57	-10	1	(1)	*	50	58	-14
Cancidas	50	62	-20	1	0	80	49	62	-21
Zerbaxa	43	35	22	20	20	4	23	15	47
Cubicin	39	52	-26	11	14	-22	28	38	-28
Immunology
Simponi	209	203	3				209	203	3
Remicade	82	101	-19				82	101	-19
Neuroscience
Belsomra	81	80	1	18	23	-24	63	57	11
Virology
Isentress / Isentress HD	205	250	-18	92	102	-10	113	149	-24
Zepatier	28	83	-67	6	24	-76	22	59	-63
Cardiovascular
Zetia	103	147	-30	(1)	5	-115	103	142	-27
Vytorin	47	57	-17	3	5	-34	44	52	-16
Atozet	111	97	14				111	97	14
Alliance Revenue - Adempas (4)	83	50	67	78	48	64	5	2	117
Adempas (5)	55	57	-5				55	57	-5
Diabetes (6)
Januvia	821	807	2	342	367	-7	479	440	9
Janumet	506	503		105	129	-18	400	375	7
Women's Health
Implanon / Nexplanon	189	199	-5	137	136	1	52	62	-17
NuvaRing	58	241	-76	24	202	-88	34	39	-13
Diversified Brands
Cozaar / Hyzaar	91	116	-21	5	6	-7	86	110	-22
Singulair	82	152	-46	4	11	-61	78	140	-44
Arcoxia	68	72	-5				68	72	-5
Follistim AQ	50	62	-18	20	27	-28	31	35	-11
Nasonex	41	58	-30		4	-110	41	55	-24
Other Pharmaceutical (7)	1,186	1,149	3	352	343	3	834	804	4

ANIMAL HEALTH	1,220	1,122	9	398	337	18	822	785	5
Livestock	758	726	5	164	144	14	594	582	2
Companion Animals	462	396	17	234	193	22	228	203	12

Other Revenues (8)	11	180	-94	9	56	-85	2	125	-99

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $2,521 million and $2,517 million on a global basis in the third quarter of 2020 and 2019, respectively.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $1,405 million and $1,360 million on a global basis in the third quarter of 2020 and 2019, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2020

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Sep YTD 2020	Sep YTD 2019	% Change	Sep YTD 2020	Sep YTD 2019	% Change	Sep YTD 2020	Sep YTD 2019	% Change
TOTAL SALES (1)	$35,479	$34,972	1	$15,396	$15,320		$20,084	$19,652	2
PHARMACEUTICAL	31,654	31,218	1	14,202	14,202		17,452	17,016	3
Oncology
Keytruda	10,387	7,973	30	6,106	4,525	35	4,281	3,448	24
Alliance Revenue - Lynparza (2)	519	313	66	297	186	59	223	126	76
Alliance Revenue - Lenvima (2)	421	280	50	270	169	60	152	112	36
Emend	115	336	-66	18	173	-89	96	163	-41
Vaccines (3)
Gardasil / Gardasil 9	2,941	3,044	-3	1,209	1,579	-23	1,732	1,464	18
ProQuad / M-M-R II / Varivax	1,390	1,794	-23	1,033	1,325	-22	356	469	-24
Pneumovax 23	748	592	26	478	428	12	270	164	64
RotaTeq	601	564	7	355	360	-2	246	203	21
Vaqta	139	167	-17	79	103	-23	60	65	-7
Hospital Acute Care
Bridion	843	817	3	412	381	8	431	437	-1
Noxafil	247	560	-56	27	268	-90	220	291	-25
Prevymis	200	115	74	87	60	45	113	55	106
Primaxin	189	207	-9	2	2		187	204	-9
Invanz	159	206	-23	7	30	-77	152	176	-14
Cancidas	148	191	-22	2	5	-63	147	187	-21
Cubicin	116	207	-44	36	78	-54	80	129	-37
Zerbaxa	112	88	27	57	45	27	54	43	26
Immunology
Simponi	615	625	-2				615	625	-2
Remicade	242	322	-25				242	322	-25
Neuroscience
Belsomra	244	223	9	67	68	-2	177	155	14
Virology
Isentress / Isentress HD	646	752	-14	243	304	-20	403	449	-10
Zepatier	122	304	-60	38	96	-60	83	208	-60
Cardiovascular
Zetia	384	443	-13	(4)	11	-140	389	432	-10
Vytorin	139	231	-40	9	11	-23	130	219	-41
Atozet	348	283	23				348	283	23
Alliance Revenue - Adempas (4)	216	144	50	200	137	46	16	7	130
Adempas (5)	167	158	6				167	158	6
Diabetes (6)
Januvia	2,449	2,539	-4	1,110	1,223	-9	1,339	1,317	2
Janumet	1,499	1,567	-4	361	462	-22	1,138	1,105	3
Women's Health
Implanon / Nexplanon	515	581	-11	374	421	-11	142	160	-12
NuvaRing	184	700	-74	85	593	-86	98	107	-8
Diversified Brands
Singulair	338	503	-33	14	24	-44	324	479	-32
Cozaar / Hyzaar	292	329	-11	17	16	6	275	313	-12
Arcoxia	204	221	-8				204	221	-8
Nasonex	161	226	-29	9	2	*	152	224	-32
Follistim AQ	136	182	-26	60	80	-26	76	102	-26
Other Pharmaceutical (7)	3,478	3,431	1	1,144	1,037	10	2,334	2,394	-3

ANIMAL HEALTH	3,535	3,271	8	1,124	966	16	2,411	2,305	5
Livestock	2,145	2,007	7	448	406	10	1,697	1,601	6
Companion Animals	1,390	1,264	10	676	560	21	714	704	2

Other Revenues (8)	290	483	-40	70	152	-54	221	331	-33

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $6,094 million and $6,441 million on a global basis for September YTD 2020 and 2019, respectively.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $4,177 million and $4,242 million on a global basis for September YTD 2020 and 2019, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of Healthcare Services segment revenues, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2020				2019						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q
TOTAL PHARMACEUTICAL	$10,655	$9,679	$11,320	$31,654	$9,663	$10,460	$11,095	$31,218	$10,533	$41,751	2

United States (1)	4,714	4,270	5,218	14,202	4,215	4,807	5,180	14,202	4,751	18,953	1
% Pharmaceutical Sales	44.2%	44.1%	46.1%	44.9%	43.6%	46.0%	46.7%	45.5%	45.1%	45.4%
Europe (2)	2,543	2,196	2,549	7,288	2,335	2,301	2,304	6,941	2,373	9,314	11
% Pharmaceutical Sales	23.9%	22.7%	22.5%	23.0%	24.2%	22.0%	20.8%	22.2%	22.5%	22.3%
China	846	811	990	2,646	725	745	898	2,368	773	3,141	10
% Pharmaceutical Sales	7.9%	8.4%	8.7%	8.4%	7.5%	7.1%	8.1%	7.6%	7.3%	7.5%
Japan	789	847	805	2,441	779	900	894	2,573	921	3,494	-10
% Pharmaceutical Sales	7.4%	8.8%	7.1%	7.7%	8.1%	8.6%	8.1%	8.2%	8.7%	8.4%
Asia Pacific (other than China and Japan)	613	555	601	1,769	642	606	638	1,886	614	2,500	-6
% Pharmaceutical Sales	5.8%	5.7%	5.3%	5.6%	6.6%	5.8%	5.8%	6.0%	5.8%	6.0%
Eastern Europe/Middle East/Africa	490	416	419	1,325	343	388	423	1,154	423	1,577	-1
% Pharmaceutical Sales	4.6%	4.3%	3.7%	4.2%	3.6%	3.7%	3.8%	3.7%	4.0%	3.8%
Latin America	419	399	477	1,294	427	523	534	1,484	429	1,914	-11
% Pharmaceutical Sales	3.9%	4.1%	4.2%	4.1%	4.4%	5.0%	4.8%	4.8%	4.1%	4.6%
Canada	212	160	216	589	177	179	211	568	216	783	2
% Pharmaceutical Sales	2.0%	1.7%	1.9%	1.9%	1.8%	1.7%	1.9%	1.8%	2.0%	1.9%
Other (1)	29	25	45	100	20	11	13	42	33	75	246
% Pharmaceutical Sales	0.3%	0.3%	0.4%	0.3%	0.2%	0.1%	0.1%	0.1%	0.3%	0.2%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Alliance revenue related to Adempas attributable to the United States has been reclassified from Other.

(2) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	3Q20	3Q19	Sep YTD 2020	Sep YTD 2019
Interest income	$(9)	$(61)	$(48)	$(225)
Interest expense	203	231	624	674
Exchange losses	10	38	89	166
Income from investments in equity securities, net (1)	(360)	(16)	(964)	(50)
Net periodic defined benefit plan (credit) cost other than service cost	(88)	(128)	(259)	(409)
Other, net	(68)	(29)	(72)	206
Total	$(312)	$35	$(630)	$362

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while ownership interests in investment funds are accounted for on a one quarter lag.